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                   SECOND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

                         Dated as of February 13, 2004

                                     Between

                   731 COMMERCIAL LLC AND 731 RESIDENTIAL LLC,
                           collectively, as Borrower,

                                       and

                      HYPO REAL ESTATE CAPITAL CORPORATION,
                                    as Agent,

                                       and

                            THE LENDERS NAMED HEREIN,
                                   as Lenders

                                 ---------------

                         Location: 731 Lexington Avenue
                                   New York, New York

                             County: New York County

                                 ---------------

================================================================================

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                   SECOND OMNIBUS AMENDMENT TO LOAN DOCUMENTS

                  THIS SECOND OMNIBUS AMENDMENT TO LOAN DOCUMENTS, dated as of February 13, 2004 (this "Amendment"), between 731 COMMERCIAL LLC ("COMMERCIAL OWNER") and 731 RESIDENTIAL LLC ("RESIDENTIAL OWNER"), each a Delaware limited liability company, having its principal place of business at 888 Seventh Avenue, New York, New York 10019, collectively as Borrower ("BORROWER"), and HYPO REAL ESTATE CAPITAL CORPORATION ("HYPO") , a Delaware corporation, having an address at 622 Third Avenue, New York, New York 10017, as administrative agent (including any of its successors and assigns, "AGENT") for itself and the other Lenders signatory hereto (collectively, together with such other co-lenders as may exist from time to time, "LENDERS").

                              W I T N E S S E T H :

                  WHEREAS, pursuant to the terms and provisions and subject to the conditions set forth in (i) that certain Building Loan Agreement dated as of July 3, 2002 between Borrower, Bayerische Hypo- und Vereinsbank AG, New York Branch ("HVB"), as agent thereunder and the lenders signatory thereto filed on July 9, 2002 as Index No. 150 in the County Clerk's Office of New York County, as amended by that certain First Amendment to Building Loan Agreement dated as of March 5, 2003 between Borrower, HVB, as agent thereunder and the lenders signatory thereto, which was filed on March 11, 2003 as Index No. 39 in said County Clerk's Office (as so amended, the "EXISTING BUILDING LOAN AGREEMENT"),
(ii) that certain Supplemental Loan Agreement dated as of July 3, 2002 between Borrower, HVB, as agent thereunder and the lenders signatory thereto, as amended by that certain First Omnibus Amendment to Loan Documents dated as of March 5, 2003 between Borrower, HVB, as agent thereunder and the lenders signatory thereto ("FIRST OMNIBUS AMENDMENT") (as so amended, the "EXISTING SUPPLEMENTAL LOAN AGREEMENT"), and (iii) that certain Project Loan Agreement dated as of July 3, 2002 between Borrower, Agent and Lenders signatory thereto, as amended by the First Omnibus Amendment (as so amended, the "EXISTING PROJECT LOAN AGREEMENT" and together with the Existing Building Loan Agreement and the Existing Supplemental Loan Agreement, collectively, the "EXISTING LOAN AGREEMENT"), Agent as successor administrative agent to HVB under the Existing Loan Agreement, has agreed to administer and Lenders have agreed to make loans (respectively, the "BUILDING LOAN", the "SUPPLEMENTAL LOAN" and the "PROJECT LOAN, and collectively, the "LOAN") to Borrower in the aggregate principal amount of FOUR HUNDRED NINETY MILLION and NO/100 DOLLARS ($490,000,000.00) related to the construction of the Improvements (as hereinafter defined) on the property described on Exhibit A hereto (the "ORIGINAL MORTGAGED PREMISES");

                  WHEREAS, the Building Loan is (i) evidenced by that certain Consolidated, Amended and Restated Building Loan Note dated March 5, 2003 made by 731 Residential LLC and 731 Commercial LLC in favor of HVB, in the principal amount of $215,000,000.00, which was endorsed and assigned by HVB to Hypo on December 4, 2003 (the "EXISTING BUILDING LOAN NOTE") and (ii) secured by, inter alia, that certain Consolidated, Amended and Restated Building Loan Mortgage, Assignment of Leases and Rents and Security Agreement (Series No. 1), dated as of July 3, 2002, made by Borrower in favor of HVB, as agent ("Original Mortgagee") and recorded on September 25, 2002 in the Office of the Register of the City of New York, County of New York ("REGISTER'S OFFICE") in Reel 3617 Page 2024, and that certain

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Gap Mortgage, dated as of March 5, 2003, in the principal amount of $159,500,000 made by Borrower to Original Mortgagee and recorded on May 1, 2003 in CRFN #2003000112521 in the Register's Office, as consolidated, amended and restated by that certain Consolidated, Amended and Restated Building Loan Mortgage, Assignment of Rents and Leases and Security Agreement, dated as of March 5,
2003, to form a single consolidated lien in the principal amount of $215,000,000 made by Borrower to Original Mortgagee and recorded on May 1, 2003 in CRFN#2003000112522 in the Register's Office, which consolidated, amended and restated mortgage in the consolidated principal amount of $215,000,000.00 was assigned by Original Mortgagee to Agent pursuant to that certain Assignment of Consolidated, Amended and Restated Building Loan Mortgage, Assignment of Rents and Leases and Security Agreement dated as of December 4, 2003 and intended to be recorded in the Register's Office (said consolidated, amended and restated mortgage as so assigned, the "EXISTING BUILDING LOAN MORTGAGE").

                  WHEREAS, the total principal amount of the Building Loan has been fully funded and the outstanding principal amount of the Existing Building Loan Note which is secured by the Existing Building Loan Mortgage is $215,000,000.00.

                  WHEREAS, the Supplemental Loan or so much thereof advanced and outstanding as of the date of this Amendment, which is $22,940,962.00 (the "ADVANCED SUPPLEMENTAL LOAN AMOUNT"), is (i) evidenced by that certain Consolidated, Amended and Restated Supplemental Loan Note (No. 3), dated January 28, 2004, made by Borrower in favor of Hypo in the principal amount of $22,940,962.00 (the "EXISTING SUPPLEMENTAL LOAN NOTE") and (ii) secured by that certain Consolidated, Amended and Restated Supplemental Loan Mortgage, Assignment of Leases and Rents and Security Agreement (No. 3), dated as of January 28, 2004, made by Borrower in favor of Agent and intended to be recorded in the Register's Office (the "EXISTING SUPPLEMENTAL LOAN MORTGAGE").

                  WHEREAS, the Project Loan or so much thereof advanced and outstanding as of the date of this Amendment, which is $15,587,546.00 (the "ADVANCED PROJECT LOAN AMOUNT"), is (i) evidenced by that certain Consolidated, Amended and Restated Supplemental Loan Note (No. 3), dated January 28, 2004, made by Borrower in favor of Hypo in the principal amount of $15,587,546.00 (the "EXISTING PROJECT LOAN NOTE") and (ii) secured by that certain Consolidated, Amended and Restated Project Loan Mortgage, Assignment of Leases and Rents and Security Agreement (No. 3), dated as of January 28, 2004, made by Borrower in favor of Agent and intended to be recorded in the Register's Office (the "EXISTING PROJECT LOAN MORTGAGE").

                  WHEREAS, concurrently herewith, the parties hereto are entering into a Note and Mortgage Modification and Severance Agreement (the "SEVERANCE AGREEMENT") pursuant to which (i) the indebtedness evidenced by the Existing Building Loan Note is being split and modified into two separate indebtednesses of $90,000,000.00 and $125,000,000.00, respectively, and the Existing Building Loan Note is being replaced and restated in its entirety by two substitute building loan mortgage notes, one in the principal amount of $90,000,000.00 ("SUBSTITUTE BUILDING LOAN NOTE A") and the other in the principal amount of $125,000,000.00 ("SUBSTITUTE BUILDING LOAN NOTE B") and (ii) the consolidated lien of the Existing Building Loan Mortgage is being split and modified into two separate liens securing such separate indebtednesses of $90,000,000.00 and $125,000,000.00, respectively, and the Existing Building

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Loan Mortgage is being replaced in its entirety by two substitute building loan mortgages, assignments of leases and rents and security agreements, one in the principal amount of $90,000,000.00 ("SUBSTITUTE BUILDING LOAN MORTGAGE A") securing Substitute Building Loan Note A, and the other in the principal amount of $125,000,000.00 ("SUBSTITUTE BUILDING LOAN MORTGAGE B") securing Substitute Building Loan Note B.

                  WHEREAS, pursuant to Section 4.1.37 of the Existing Building Loan Agreement, the Original Mortgaged Premises were subjected to a declaration (the "DECLARATION") establishing a plan for condominium ownership of the Original Mortgaged Premises under the Condominium Act, dated December 4, 2003, which was recorded on February 3, 2004 in the City Register's Office, New York County as CRFN#2004000064392, and the Existing Building Loan Mortgage was or concurrently herewith will be subordinated to the Declaration so that the description of the property now encumbered by the lien of the Existing Building Loan Mortgage is as set forth on Part II of Exhibit A hereto.

                  WHEREAS, concurrently herewith, Agent and Lender are entering into (i) a Partial Release of Lien of Mortgaged Premises No. 1 pursuant to which the condominium units created pursuant to the Declaration and more particularly described as "Office Unit 1" and "Office Unit 2" on Part II of Exhibit A hereto (hereinafter referred to, respectively, as the "BLP UNIT" and the "OFFICE SPEC UNIT") are being released from the lien of Substitute Building Loan Note Mortgage A, (ii) a Partial Release of Lien of Mortgaged Premises No. 2 pursuant to which the condominium units created pursuant to the Declaration and more particularly described as "Retail Unit" and "Residential Unit" on Part II of Exhibit A hereto (said Units being hereinafter referred to, respectively, as the "RETAIL UNIT" and the "MASTER RESIDENTIAL UNIT", and collectively as the "REMAINING PREMISES") are being released from the lien of Substitute Building Loan Note Mortgage B and Residential Owner is being released from its obligations and liabilities under Substitute Building Loan Note B and Substitute Building Loan Mortgage B, (iii) a Partial Release of Lien of Mortgaged Premises No. 3 pursuant to which the Remaining Premises are being released from the lien of Existing Supplemental Loan Mortgage and Residential Owner is being released from its obligations and liabilities under the Existing Supplemental Loan Note and Existing Supplemental Loan Mortgage and (iv) a Partial Release of Lien of Mortgaged Premises No. 4 pursuant to which the Remaining Premises are being released from the lien of Existing Project Loan Mortgage and Residential Owner is being released from its obligations and liabilities under the Existing Project Loan Note and Existing Project Loan Mortgage.

                  WHEREAS, concurrently herewith Borrower, Agent and Lender are entering into a certain Second Amendment to Building Loan Agreement dated as of the date (the "SECOND BLA AMENDMENT" and the Existing Building Loan Agreement, as amended by the Second BLA Amendment, being hereinafter referred to as the "BUILDING LOAN AGREEMENT").

                  WHEREAS, concurrently herewith, after giving effect to the aforesaid Partial Releases, Agent is assigning (the "ASSIGNMENT TRANSACTION") to German American Capital Corporation (the "BLP UNIT LENDER") (i) the Substitute Building Loan Note B and Substitute Building Loan Mortgage B, (ii) the Existing Supplemental Loan Note and the Existing Supplemental Loan Mortgage and (iii) the Existing Project Loan Note and the Existing Project

Loan Mortgage, and BLP Unit Lender is modifying the same which will no longer be governed by the terms of the Existing Loan Agreement.

                  WHEREAS, Borrower has requested that Agent and Lenders reduce the undisbursed amount of the Supplemental Loan and the amount to the Project Loan by an aggregate amount roughly corresponding to the Additional Cash Collateral (as defined in the Second BLA Amendment).

                  WHEREAS, Borrower has also requested that Borrower have the right, at its option, to use a portion of the proceeds of the Supplemental Loan and/or the Project Loan to fund direct Advances to the Borrower secured by direct mortgages to be made by Borrower to Agent encumbering the Property (as hereinafter defined) in the same manner as Building Loan proceeds were disbursed to Borrower pursuant to the Existing Building Loan Agreement, rather than for the purpose of acquiring Spread Mortgages and Spread Notes as now provided for in the Existing Project Loan Agreement; and

                  WHEREAS, Borrower, Agent and Lenders wish to amend the Existing Supplemental Loan Agreement, the Existing Project Loan Agreement and other Loan Documents (excluding the Building Loan Agreement) to accomplish the foregoing, all upon the terms and provisions and subject to the conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                               A G R E E M E N T:

                  Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Building Loan Agreement.

                  Section 2. Changed Loan Amounts. The principal amount of the Supplemental Loan is hereby reduced to be a principal amount of up to EIGHTY-TWO MILLION FOUR HUNDRED THOUSAND and NO/100 DOLLARS ($82,400,000.00) or so much thereof as may be advanced pursuant to the Existing Supplemental Loan Agreement as modified by this Amendment; the principal amount of the Project Loan is hereby reduced to be a principal amount of up to SIXTY-FOUR MILLION SIX HUNDRED THOUSAND and NO/100 DOLLARS ($64,600,000.00) or so much thereof as may be advanced pursuant to the Existing Project Loan Agreement as modified by this Amendment; and the principal amount of the Building Loan that remains outstanding after giving effect to the Assignment Transactions is NINETY MILLION and NO/100 DOLLARS ($90,000,000.00). Wherever references are made in any of the Loan Documents to the principal amounts of the Building Loan, Supplemental Loan and/or Project Loan as being $215,000,000, $182,254,919.00 and $92,745,081, respectively, such references shall be deemed to be the relevant respective amounts set forth in this Section 2 of this Amendment and are hereby so amended.

                  Section 3. Specific Amendments to the Existing Supplemental Loan Agreement.

                  (a) In Section 1.1 of the Existing Supplemental Loan Agreement, the definitions are hereby amended as follows:

                  (i) "BUILDING LOAN" shall mean the loan made by Lenders to Borrower pursuant to the Existing Building Loan Agreement in the principal amount of $215,000,000.00, or so much thereof as remains outstanding under the Building Loan Note.

                  (ii) "BUILDING LOAN AMOUNT" shall mean TWO HUNDRED FIFTEEN MILLION and NO/100 DOLLARS ($215,000,000.00), or so much thereof as remains outstanding under the Building Loan Note. It being acknowledged that after the assignment of Substitute Building Loan Note B and Substitute Building Loan Mortgage B to the BLP Unit Lender, the amount that will remain outstanding on the Building Loan will be NINETY MILLION and NO/100 DOLLARS ($90,000,000.00).

                  (iii) "BUILDING LOAN MORTGAGE" shall mean the Existing Building Loan Mortgage prior to the date of the Second BLA Amendment and the assignment of Substitute Building Loan Mortgage B to BLP Unit Lender, and upon such assignment shall mean the Substitute Building Loan Mortgage A, encumbering the Remaining Premises.

                  (iv) "GUARANTY" shall mean, collectively, the Guaranty of Completion, the Guaranty of Carrying Costs, each Guaranty of Limited Recourse Obligations and the Additional Alexander's Guaranty.

                  (v) The definition of "PROPERTY" in Section 1.1 of the Existing Supplemental Loan Agreement is hereby amended to delete the word "Residential" where it appears in each case before the word "Unit" and to add the following sentence at the end of such definition:
         "Notwithstanding the foregoing, for the purposes of Article V of the Building Loan Agreement and of each of the Guaranties and the Environmental Indemnity, references therein to "Property" shall be deemed to continue to refer to the "Property" as defined in and encumbered by the Existing Building Loan Mortgage, prior to giving effect to any such release."

                  (vi) At the end of the definition of "Supplemental Loan Mortgage" add the following: "and any new mortgage(s) on the Property given by Borrower to Agent directly secure the Supplemental Loan".

                  (b) All references in Sections 2.1.1(a) and 2.1.3 of the Existing Supplemental Loan Agreement to "ONE HUNDRED EIGHTY TWO MILLION TWO HUNDRED FIFTY-FOUR THOUSAND NINE HUNDRED NINETEEN and NO/100 DOLLARS ($182,254,919.00)" are hereby deleted and replaced with EIGHTY-TWO MILLION FOUR HUNDRED THOUSAND and NO/100 DOLLARS ($82,400,000.00).

                  (c) Section 2.1.4 of the Existing Supplemental Loan Agreement is hereby amended to provide for, at Borrower's option, the funding of the proceeds of the Supplemental Loan directly to Borrower in the same manner in which Advances were made to Borrower pursuant to the Building Loan Agreement provided that Borrower execute and deliver to Agent a Supplemental Loan Note and Supplemental Loan Mortgage for the amount to be funded in addition to satisfying the other conditions to Advances set forth in the Existing Supplemental Loan Agreement (except to the extent that any of those conditions are only applicable where a Spread Mortgage would be acquired rather than for a direct Supplemental Loan Mortgage), as well as satisfying all of the Collateral Disbursement Conditions (as defined in the Cash Collateral Agreement) under the Cash Collateral Agreement as though the disbursement of such proceeds were a disbursement of Supplemental Cash Collateral, and, in addition, the following conditions shall be satisfied:

                  (i) The Supplemental Loan Mortgage shall constitute a valid second lien on the Property for the full amount of the Supplemental Loan advanced to and including the date of the Advance, free and clear of all liens except for Permitted Encumbrances. In connection with each subsequent Advance of the Supplemental Loan (after the initial Advance thereof) that is secured by a direct Supplemental Mortgage, Agent shall have been furnished with a title endorsement to the Title Insurance Policy issued to Agent and Lenders in connection with the initial Advance of the Supplemental Loan which endorsement shall state that since the last disbursement of the Loan there have been no changes in the state of title to the Property (other than Permitted Encumbrances) and that there are no additional survey exceptions not previously approved by Agent; and

                  (ii) Borrower shall pay any and all mortgage recording taxes payable in connection with the recording of the Supplemental Loan Mortgage.

                  (d) Section 2.1.8 of the Existing Supplemental Loan Agreement is hereby amended to delete the text in the first sentence thereof beginning with the words "provided that such amount" to the end of that sentence.

                  (e) Section 2.1.9(d) of the Existing Supplemental Loan Agreement is hereby amended and restated as follows:

                           "Borrower shall have submitted a Draw Request for such Advance and for a disbursement of Supplemental Cash Collateral under (and as defined in) the Cash Collateral Agreement, and all conditions precedent to Agent's making such disbursement under the Cash Collateral Agreement shall have been satisfied (assuming for such purposes only that the requested Advance is being made).

                  (f) Section 2.1.13 of the Existing Supplemental Loan Agreement is hereby amended to eliminate the references to "through the date of the Draw Request for such Advance plus $10,000,000" in each place where it appears and to delete the last sentence of said Section, it being the intention of the parties that subject to all other conditions to the disbursement of proceeds of the Supplemental Loan to acquire Spread Mortgage(s) and Spread Mortgage Note(s), the aggregate amount of all such Mortgages and Notes shall not exceed the aggregate amount of undisbursed proceeds of the Supplemental Loan less the amount of any direct mortgages given by Borrower pursuant to Section 2.1.4 of the Supplemental Loan Agreement.

                  (g) In Section 2.1.13(b) of the Existing Supplemental Loan Agreement, the reference to "$275,000,000" wherever it appears is hereby deleted and "237,000,000" is inserted in its place.

                  Section 4. Specific Amendments to the Existing Project Loan Agreement.

                  (a) In Section 1.1 of the Existing Project Loan Agreement, the definitions of "Building Loan Amount", "Project Loan Mortgage" and "Supplemental Loan Costs" are hereby amended as follows:

                  (i) "BUILDING LOAN" shall mean the loan made by Lenders to Borrower pursuant to the Existing Building Loan Agreement in the principal amount of $215,000,000.00, or so much thereof as remains outstanding under the Building Loan Note.

                  (ii) "BUILDING LOAN AMOUNT" shall mean TWO HUNDRED FIFTEEN MILLION and NO/100 DOLLARS ($215,000,000.00), or so much thereof as remains outstanding under the Building Loan Note. It being acknowledged that after the assignment of Substitute Building Loan Note B and Substitute Building Loan Mortgage B to the BLP Unit Lender, the amount that will remain outstanding on the Building Loan will be NINETY MILLION and NO/100 DOLLARS ($90,000,000.00).

                  (iii) "BUILDING LOAN MORTGAGE" shall mean the Existing Building Loan Mortgage prior to the date of the Second BLA Amendment and the assignment of Substitute Building Loan Mortgage B to BLP Unit Lender, and upon such assignment shall mean the Substitute Building Loan Mortgage A, encumbering the Remaining Premises.

                  (iv) "GUARANTY" shall mean, collectively, the Guaranty of Completion, the Guaranty of Carrying Costs, each Guaranty of Limited Recourse Obligations and the Additional Alexander's Guaranty.

                  (v) The definition of "PROPERTY" in Section 1.1 of the Existing Project Loan Agreement is hereby amended to delete the word "Residential" where it appears in each case before the word "Unit" and to add the following sentence at the end of such definition:
         "Notwithstanding the foregoing, for the purposes of Article V of the Building Loan Agreement and of each of the Guaranties and the Environmental Indemnity, references therein to "Property" shall be deemed to continue to refer to the "Property" as defined in and encumbered by the Existing Building Loan Mortgage, prior to giving effect to any such release.

                  (vi) At the end of the definition of "Project Loan Mortgage" add the following:

                           "and any new mortgage(s) on the Property given by Borrower to Agent directly secure the Project Loan".

                  (vii) The following defined term is added in proper alphabetical order: "SECOND OMNIBUS AMENDMENT" shall mean that certain Second Omnibus Amendment to Loan Documents dated as of February ___, 2004 between Borrower, Agent and the Lenders signatory thereto.

                  (viii) The defined terms set forth in the Recitals to this Amendment shall be added to the definitions set forth in Section 1.1 of the Existing Building Loan Agreement, as the same are amended pursuant to paragraph (a) above, as though each such defined term was set forth in proper alphabetical order with the other definitions in said Section 1.1, and each provided that it "shall have the meaning as set forth in the Second Omnibus Amendment".

                  (ix)     The principles of construction set forth in Section
         1.2 of the Existing Supplemental Loan Agreement shall be applicable to this Amendment as if the terms and provisions of said Section 1.2 were set forth at length herein. References in the Existing Building Loan Agreement to "this Agreement" "herein," "hereof" or terms of similar import shall refer to the Existing Building Loan Agreement, as amended by this Amendment and as the same may, from time to time, hereafter be amended, modified, extended, supplemented or restated and shall include all Addendums, Schedules and Exhibits hereto and thereto. All references in the Original Loan Agreement to "this Agreement," "herein," "hereof" or terms of similar import shall refer to the Loan Agreement.

                  (b) All references in Sections 2.1.1(a) and 2.1.3 of the Existing Project Loan Agreement to "NINETY TWO MILLION SEVEN HUNDRED FORTY-FIVE THOUSAND EIGHTY-ONE and NO/100 DOLLARS ($92,745,081)" are hereby deleted and replaced with SIXTY-FOUR MILLION SIX HUNDRED THOUSAND and NO/100 DOLLARS ($64,600,000.00).

                  (c) Section 2.1.4 of the Existing Project Loan Agreement is hereby amended to provide for, at Borrower's option, the funding of the proceeds of the Project Loan directly to Borrower in the same manner in which Advances were made to Borrower pursuant to the Building Loan Agreement provided that Borrower execute and deliver to Agent a Project Loan Note and Project Loan Mortgage for the amount to be funded in addition to satisfying the other conditions to Advances set forth in the Existing Project Loan Agreement (except to the extent that any of those conditions are only applicable where a Spread Mortgage would be acquired rather than for a direct Project Loan Mortgage), as well as satisfying all of the Collateral Disbursement Conditions (as defined in the Cash Collateral Agreement) under the Cash Collateral Agreement as though the disbursement of such proceeds were a disbursement of Project Cash Collateral, and, in addition, the following conditions shall be satisfied:

                  (i) The Project Loan Mortgage shall constitute a valid second lien (until such time as a Supplemental Loan Mortgage is made and, thereafter, a valid third lien) on the Property for the full amount of the Project Loan advanced to and including the date of the Advance, free and clear of all liens except for Permitted Encumbrances. In connection with each subsequent Advance of the Project Loan (after the initial Advance thereof) that is secured by a direct Project Mortgage, Agent shall have been furnished with a title endorsement to the Title Insurance Policy issued to Agent and Lenders in connection with the initial Advance of the Project Loan which endorsement shall state that since the last disbursement of the Loan there have been no changes in the state of title to the Property (other than Permitted Encumbrances) and that there are no additional survey exceptions not previously approved by Agent; and

                  (ii) Borrower shall pay any and all mortgage recording taxes in connection with the recording of the Project Loan Mortgage.

                  (d) Section 2.1.8 of the Existing Project Loan Agreement is hereby amended to delete the text in the first sentence thereof beginning with the words "provided that such amount" to the end of that sentence.

                  (e) In Section 2.1.13(b) of the Existing Project Loan Agreement, the reference to "$275,000,000" is hereby deleted and "$237,000,000" is inserted in its place.

                  Section 5. Approved Budget. The parties hereto acknowledge and confirm that Borrower has submitted to Agent a revised Project Budget showing the direct and indirect costs estimated to be incurred by Borrower to achieve Completion of the Improvements to be $237,000,000 and a revised Loan Budget for Agent's approval, and Agent has approved the same. Agent further acknowledges and confirms that the proceeds of the Loan may continue to be used to pay for Hard Costs, Soft Costs and Project Loan Costs, as appropriate, in connection with the entire Improvement subject to and in accordance with the Loan Agreement despite the release of the BLP Unit and the Office Spec Unit on the date hereof.

                  Section 6.         Lien Priority of Project Loan Mortgage.
Notwithstanding anything to the contrary contained in any Loan Documents, until such time as a Supplemental Mortgage shall exist, any Project Loan Mortgage shall constitute and grant to Agent a second priority lien on the Property. As a condition to the initial Advance of the Supplemental Loan, Borrower and Agent shall enter into a subordination agreement or an amended and restated Project Loan Mortgage containing a provision whereby the then existing Project Loan Mortgage shall be subordinated to the lien of the Supplemental Mortgage.

                  Section 7.         Borrower's Representations and Warranties.
Borrower represents, warrants and certifies to Agent and Lenders, that as of the date hereof:

                  (i) The obligations of the Borrower to repay the Loan (with interest as set forth in the Loan Documents) to the Lender and to perform or otherwise satisfy Borrower's other obligations under the Loan Documents, as well as the security interest in the Property granted by the Borrower to the Lender under the Loan Agreement, the Mortgage and the other Loan Documents (A) each remain and shall continue in full force and effect, both before and after giving effect to this Amendment and/or to the Second BLA Amendment, (B) are not subject as of the date of this Amendment to any defense, counterclaim, setoff, right or recoupment, abatement, reduction or other claim or determination, and (C) are and shall continue to be governed by the terms and provisions of the Loan Agreement and the other Loan Documents as supplemented, modified and amended by this Amendment and the Second BLA Amendment.

                  (ii) All representations and warranties contained in the Existing Supplemental Loan Agreement, the Existing Project Loan Agreement and the other Loan Documents are true and correct in all material respects as of the date of this Amendment.

                  (iii) No material Default and no Event of Default has occurred and is continuing.

                  Section 8.         Authorization, Conflicts, Enforceability.
Borrower further represents, warrants and certifies to Agent and Lenders that the execution, delivery, and performance of this Amendment and the other documents which are being executed and delivered in connection herewith by the Borrower have been duly authorized, executed and delivered by Borrower and will not conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of Borrower's organizational documents or any agreement or instrument to which Borrower is a party or by which it is bound, or any order or decree applicable to Borrower, or result in the creation or imposition of any lien on any of Borrower's assets or property (other than pursuant to the Loan Documents).

                  Section 9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to Article VIII of the Existing Building Loan Agreement (and no other Person shall be deemed a benefited party hereunder under any circumstances).

                  Section 10. No Further Modification. Except as modified and amended by this Amendment and the Second BLA Amendment, the Loan, the Loan Agreement, the Note (other than Existing Supplemental Note and Existing Project Loan Note) and the other Loan Documents and the obligations of Lender, Borrower and Guarantor thereunder shall remain unmodified and in full force and effect. Wherever reference is made in any Loan Document to the Building Loan Agreement, it shall be deemed to mean the Existing Building Loan Agreement as amended by the Second BLA Amendment, and as the same may be amended from time to time in accordance with its terms and wherever reference is made any Loan Document to any of the other Loan Documents, it shall be deemed to mean such other Loan Document as the same may be amended by this Amendment, and as the same may be amended from time to time in accordance with its terms.

                  Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

                  Section 12. Section Headings. The Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  Section 13. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  Section 14. Consent, Ratification and Agreement by Guarantors. By their signatures below, each of the Guarantors hereby agrees as follows:

                  (a) Each of the Guarantors consents to the foregoing Amendment as well as to the Second BLA Amendment (a true copy of which each Guarantor hereby confirms having received and reviewed), ratifies and confirms all of the terms and provisions set forth in their respective Guaranties and that their respective liability under said Guaranties continues without impairment or limitation by reason of this Amendment or the Second BLA Amendment.

                  (b) Each of the Guarantors agrees that wherever references are made in any of the Guaranties to the principal amounts of the Building Loan, Supplemental Loan and/or Project Loan as being $215,000,000.00, $182,254,919.00 and $92,745,081.00, respectively, such references shall be deemed to be the relevant respective amounts set forth in Section 2 of this Amendment. In addition, wherever reference is made in any Guaranty to the Building Loan Agreement, it shall be deemed to mean the Existing Building Loan Agreement as amended by the Second BLA Amendment, and as the same may be amended from time to time in accordance with its terms and wherever reference is made in the Guaranty to any of the other Loan Documents, it shall be deemed to mean such Loan Document as the same may be amended by this Amendment, and as the same may be amended from time to time in accordance with its terms.

                  (c) Each of the Guarantors and the Borrower acknowledge that, at Borrowers' request, Agent has agreed to subordinate the lien of the Mortgage on the Office Spec Unit to that certain Declaration of Restrictive Covenants and Agreement among Commercial Owner, 731 Office One LLC, and German American Capital Corporation and each of the Guarantor's and Residential Owner hereby consent to the same. In addition, each of the Guarantors and Borrowers hereby acknowledge and agree that Agent may, at any time in Agent's sole discretion, release the Office Spec Unit from the lien of the Mortgage and any other Loan Documents securing the indebtedness evidenced by the Note, without regard to whether any of the conditions set forth in Section 6 of the Second BLA Amendment have been satisfied and without impairing any of its other rights or the obligations of Borrowers under the Loan Documents and of Guarantors under the respective Guaranties.

                  Section 15. Governing Law. The governing law provisions of Section 10.3(A) of the Existing Building Loan Agreement are incorporated herein by reference as though fully set forth.

                  Section 16. Mutatis Mutandis. To the extent necessary to effectuate that amendments intended by the foregoing provisions of this Amendment and the Second BLA Amendment, each of the Loan Documents (other than the Existing Building Loan Agreement as amended by the Second BLA Amendment) is hereby deemed modified and amended, mutatis mutandis, and the parties hereto agree to enter into such amendments to such Existing Loan Documents as may be reasonably required in order to confirm the foregoing.

                         [NO FURTHER TEXT ON THIS PAGE]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                       BORROWER:

                                       731 COMMERCIAL LLC, a Delaware limited
                                          liability company

                                       By: 731 Commercial Holding LLC,
                                           a Delaware limited liability company,
                                           as member

                                           By: Alexander's, Inc., a Delaware
                                               corporation, member

                                               By: /s/ Brian Kurtz
                                                   _____________________________
                                                   Name: Brian Kurtz
                                                   Title:Assistant Secretary

                                       731 RESIDENTIAL LLC, a Delaware limited
                                          liability company

                                       By: 731 Residential Holding LLC,
                                           a Delaware limited liability company,
                                           as member

                                           By: Alexander's, Inc., a Delaware
                                               corporation, member

                                               By: /s/ Brian Kurtz
                                                   _____________________________
                                                   Name: Brian Kurtz
                                                   Title:Assistant Secretary

                                       AGENT:

                                       HYPO REAL ESTATE CAPITAL
                                       CORPORATION, AS AGENT

                                       By: /s/ Robert Dowling
                                           _____________________________________
                                           Name: Robert Dowling
                                           Title:Managing Director

                                       By: /s/ William J. Rogers
                                           _____________________________________
                                           Name: William J. Rogers
                                           Title:Managing Director

                                       LENDER:

                                       HYPO REAL ESTATE CAPITAL
                                       CORPORATION

                                       By: /s/ Robert Dowling
                                           _____________________________________
                                           Name: Robert Dowling
                                           Title:Managing Director

                                       By: /s/ William J. Rogers
                                           _____________________________________
                                           Name: William J. Rogers
                                           Title:Managing Director

                                       Lending Office:

                                       622 Third Avenue
                                       29th Floor
                                       New York, New York 10017
                                       Attention: Real Estate Lending

CONSENTED AND AGREED TO:

VORNADO REALTY L.P.,
a Delaware limited partnership

By: Vornado Realty Trust,
    a Maryland business trust

    By: /s/ Joseph Macnow
        _______________________________
        Name: Joseph Macnow
        Title:Executive Vice President,
              Financing and Administration

ALEXANDER'S, INC.,
a Delaware corporation

By: /s/ Brian Kurtz
    ___________________________________
    Name: Brian Kurtz
    Title:Assistant Secretary

                                 ACKNOWLEDGMENT

Acknowledgment for Borrower:
STATE OF ___________________________)
                                    ) ss.:

COUNTY OF __________________________)

On the _____ day of February in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared ______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual(s) made such appearance before the undersigned in the City/Town of __________, County of _____________, and State of _______.

                                       _________________________________________
                                           Signature & office of individual
                                               taking the acknowledgement

Acknowledgment for Agent:

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

On the ____ day of February 2004, before me, the undersigned, a notary public in and for said state, personally appeared ________________________ and ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacities, and that by their signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

                                       _________________________________________
                                           Signature & office of individual
                                               taking the acknowledgement

Acknowledgment for Lender:

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

On the ____ day of February 2004, before me, the undersigned, a notary public in and for said state, personally appeared ________________________ and ________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacities, and that by their signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

                                       _________________________________________
                                           Signature & office of individual
                                               taking the acknowledgement

Acknowledgment for Guarantors

STATE OF ___________________________)
                                    ) ss.:
COUNTY OF __________________________)

On the _____ day of February in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared ______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual(s) made such appearance before the undersigned in the City/Town of __________, County of _____________, and State of _______.

                    _________________________________________
                        Signature & office of individual
                           taking the acknowledgement

STATE OF ___________________________)
                                    ) ss.:
COUNTY OF __________________________)

On the _____ day of February in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared ______________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual(s) made such appearance before the undersigned in the City/Town of __________, County of _____________, and State of _______.

                    _________________________________________
                        Signature & office of individual
                           taking the acknowledgement

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PROPERTY

                                     PART I

                               RESIDENTIAL PARCEL

ALL THAT CERTAIN volume of space, situate, lying and being in the Borough of Manhattan, County, City and State of New York, bounded and described as follows:

All that portion of the below described parcel lying between a lower horizontal plane drawn at elevation 512 feet 2 inches above the datum level used by the Topographical Bureau, Borough of Manhattan, which is 2 feet 9 inches above National Geodetic Survey Vertical Datum of 1929, mean sea level Sandy Hook, New Jersey and an upper horizontal plane drawn at 809 feet 2 inches above such datum level bounded and described as follows:

BEGINNING at a point distant 48 feet 8 inches north of the northerly line of East 58th Street and 30 feet 9 inches east of easterly line of Lexington Avenue;

RUNNING THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 78 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 103 feet 6 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 88 feet 6 inches;

THENCE, westerly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 103 feet 6 inches to the point or place of BEGINNING.

                                COMMERCIAL PARCEL

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, being more particularly bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly line of East 58th Street with the easterly side of Lexington Avenue;

RUNNING THENCE northerly, along the easterly line of Lexington Avenue 200 feet 10 inches to the corner formed by the intersection of the southerly line of East 59th Street with the easterly line of Lexington Avenue;

THENCE easterly, along the southerly line of East 59th Street, 420 feet 0 inches to the corner formed by the intersection of the southerly line of East 59th Street with the westerly line of Third Avenue;

THENCE southerly, along the westerly line of Third Avenue, 200 feet 10 inches to the corner formed by the intersection of the northerly line of East 58th Street with the westerly line of Third Avenue;

THENCE westerly, along the northerly line of East 58th Street, 420 feet to the point or place of BEGINNING.

LESS AND EXCEPT:

All that portion of the below described parcel lying between a lower horizontal plane drawn at elevation 512 feet 2 inches above the datum level used by the Topographical Bureau, Borough of Manhattan, which is 2 feet 9 inches above National Geodetic Survey Vertical Datum of 1929, mean sea level Sandy Hook, New Jersey and an upper horizontal plane drawn at 809 feet 2 inches above such datum level bounded and described as follows:

BEGINNING at a point distant 48 feet 8 inches north of the northerly line of East 58th Street and 30 feet 9 inches east of easterly line of Lexington Avenue;

RUNNING THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 78 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 5 feet 10 inches;

THENCE northerly, parallel with the easterly line of Lexington Avenue, 12 feet 6 inches

THENCE easterly, parallel with the northerly line of East 58th Street, 103 feet 6 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE easterly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 88 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 35 feet 0 inches;

THENCE southerly, parallel with the easterly line of Lexington Avenue, 7 feet 6 inches;

THENCE westerly, parallel with the northerly line of East 58th Street, 103 feet 6 inches to the point or place of BEGINNING.

SAID RESIDENTIAL PARCEL AND COMMERCIAL PARCEL DESCRIBED IN PART I OF THIS EXHIBIT A BEING ONE AND THE SAME AS THE FOLLOWING PROPERTY DESCRIBED IN PART II OF THIS EXHIBIT A

                                     PART II

                                 (OFFICE UNIT 1)

The Condominium Unit (the "Unit") in the premises known as Beacon Court Condominium and by the street number by the street number 151 East 58th Street, Borough of Manhattan, City, County and State of New York, said Unit being designated and described as "Office Unit 1" in the declaration (the "Declaration") establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the "Condominium Act"), dated December 4, 2003, and recorded in the New York County office of the Register of The City of New York (the "City Register's Office") on February 3, 2004, in CRFN No. 2004000064392, and also designated as Tax Lot 1002 in Block 1313 of Section 5 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York and on the Floor Plans of said building, certified by Peter Claman, Registered Architect, on January 29, 2004, and filed in the Real Property Assessment Department of the City of New York on January 30, 2004 as Condominium Plan No. 1350 also filed in the City Register's Office on February 3, 2004 in CRFN No. 2004000064393. All capitalized terms herein which are not separately defined herein will have the meanings given to those terms in the Declaration or in the by-laws of Beacon Court Condominium. (Said by-laws, as the same may be amended from time to time, are hereinafter referred to as the "By-Laws.")

TOGETHER with an undivided 49.0559% percentage interest in the General Common Elements (as such term is defined in the Declaration);

TOGETHER with the appurtenances and all the estate and rights in and to the Unit;

TOGETHER with, and subject to, the rights, obligations, easements, restrictions and other provisions set forth in the Declaration and the By-Laws, all of which constitute covenants running with the Land and will bind any person having at any time any interest or estate in (any of) the Unit, as though recited and stipulated at length herein;

The premises within which the Unit is located is more particularly described as:

ALL that certain plot, piece or parcel of land, situate, lying and being in the borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of East 59th Street and the westerly side of Third Avenue;

RUNNING THENCE southerly, along the westerly side of Third Avenue, 200'-10" to the northerly side of East 58th Street;

THENCE westerly, along the northerly side of East 58th Street 420' to the easterly side of Lexington Avenue;

THENCE northerly along the easterly side of Lexington Avenue, 200'-10" to the southerly side of East 59th Street;

THENCE easterly, along the southerly side of East 59th Street, 420' to the point or place of BEGINNING.

TOGETHER with the benefits and SUBJECT to the burdens of the easements set forth in the deed made by Seven Thirty One Limited Partnership to 59th Street Corporation dated as of 8/1/2001 and recorded 8/8/2001 in Reel 3339 Page 1100.

                                  (RETAIL UNIT)

The Condominium Unit (the "Unit") in the premises known as Beacon Court Condominium and by the street number by the street number 151 East 58th Street, Borough of Manhattan, City, County and State of New York, said Unit being designated and described as "Retail Unit" in the declaration (the "Declaration") establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the "Condominium Act"), dated December 4, 2003, and recorded in the New York County office of the Register of The City of New York (the "City Register's Office") on February 3, 2004, in CRFN No. 2004000064392, and also designated as Tax Lot 1001 in Block 1313 of Section 5 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York and on the Floor Plans of said building, certified by Peter Claman, Registered Architect, on January 29, 2004, and filed in the Real Property Assessment Department of the City of New York on January 30, 2004 as Condominium Plan No. 1350 also filed in the City Register's Office on February 3, 2004 in CRFN No. 2004000064393. All capitalized terms herein which are not separately defined herein will have the meanings given to those terms in the Declaration or in the by-laws of Beacon Court Condominium. (Said by-laws, as the same may be amended from time to time, are hereinafter referred to as the "By-Laws.")

TOGETHER with an undivided 13.2894% percentage interest in the General Common Elements (as such term is defined in the Declaration);

TOGETHER with the appurtenances and all the estate and rights in and to the Unit;

TOGETHER with, and subject to, the rights, obligations, easements, restrictions and other provisions set forth in the Declaration and the By-Laws, all of which constitute covenants running with the Land and will bind any person having at any time any interest or estate in (any of) the Unit, as though recited and stipulated at length herein;

The premises within which the Unit is located is more particularly described as:

ALL that certain plot, piece or parcel of land, situate, lying and being in the borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of East 59th Street and the westerly side of Third Avenue;

RUNNING THENCE southerly, along the westerly side of Third Avenue, 200'-10" to the northerly side of East 58th Street;

THENCE westerly, along the northerly side of East 58th Street 420' to the easterly side of Lexington Avenue;

THENCE northerly along the easterly side of Lexington Avenue, 200'-10" to the southerly side of East 59th Street;

THENCE easterly, along the southerly side of East 59th Street, 420' to the point or place of BEGINNING.

TOGETHER with the benefits and SUBJECT to the burdens of the easements set forth in the deed made by Seven Thirty One Limited Partnership to 59th Street Corporation dated as of 8/1/2001 and recorded 8/8/2001 in Reel 3339 Page 1100.

                                 (OFFICE UNIT 2)

The Condominium Unit (the "Unit") in the premises known as Beacon Court Condominium and by the street number by the street number 151 East 58th Street, Borough of Manhattan, City, County and State of New York, said Unit being designated and described as "Office Unit 2" in the declaration (the "Declaration") establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the "Condominium Act"), dated December 4, 2003, and recorded in the New York County office of the Register of The City of New York (the "City Register's Office") on February 3, 2004, in CRFN No. 2004000064392, and also designated as Tax Lot 1003 in Block 1313 of Section 5 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York and on the Floor Plans of said building, certified by Peter Claman, Registered Architect, on January 29, 2004, and filed in the Real Property Assessment Department of the City of New York on January 30, 2004 as Condominium Plan No. 1350 also filed in the City Register's Office on February 3, 2004 in CRFN No. 2004000064393. All capitalized terms herein which are not separately defined herein will have the meanings given to those terms in the Declaration or in the by-laws of Beacon Court Condominium. (Said by-laws, as the same may be amended from time to time, are hereinafter referred to as the "By-Laws.")

TOGETHER with an undivided 14.0095% percentage interest in the General Common Elements (as such term is defined in the Declaration);

TOGETHER with the appurtenances and all the estate and rights in and to the Unit;

TOGETHER with, and subject to, the rights, obligations, easements, restrictions and other provisions set forth in the Declaration and the By-Laws, all of which constitute covenants running with the Land and will bind any person having at any time any interest or estate in (any of) the Unit, as though recited and stipulated at length herein;

The premises within which the Unit is located is more particularly described as:

ALL that certain plot, piece or parcel of land, situate, lying and being in the borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of East 59th Street and the westerly side of Third Avenue;

RUNNING THENCE southerly, along the westerly side of Third Avenue, 200'-10" to the northerly side of East 58th Street;

THENCE westerly, along the northerly side of East 58th Street 420' to the easterly side of Lexington Avenue;

THENCE northerly along the easterly side of Lexington Avenue, 200'-10" to the southerly side of East 59th Street;

THENCE easterly, along the southerly side of East 59th Street, 420' to the point or place of BEGINNING.

TOGETHER with the benefits and SUBJECT to the burdens of the easements set forth in the deed made by Seven Thirty One Limited Partnership to 59th Street Corporation dated as of 8/1/2001 and recorded 8/8/2001 in Reel 3339 Page 1100.

                               (RESIDENTIAL UNIT)

The Condominium Unit (the "Unit") in the premises known as Beacon Court Condominium and by the street number by the street number 151 East 58th Street, Borough of Manhattan, City, County and State of New York, said Unit being designated and described as "Residential Unit" in the declaration (the "Declaration") establishing a plan for condominium ownership of said premises under Article 9-B of the Real Property Law of the State of New York (the "Condominium Act"), dated December 4, 2003, and recorded in the New York County office of the Register of The City of New York (the "City Register's Office") on February 3, 2004, in CRFN No. 2004000064392, and also designated as Tax Lot 1004 in Block 1313 of Section 5 of the Borough of Manhattan on the Tax Map of the Real Property Assessment Department of the City of New York and on the Floor Plans of said building, certified by Peter Claman, Registered Architect, on January 29, 2004, and filed in the Real Property Assessment Department of the City of New York on January 30, 2004 as Condominium Plan No. 1350 also filed in the City Register's Office on February 3, 2004 in CRFN No. 2004000064393. All capitalized terms herein which are not separately defined herein will have the meanings given to those terms in the Declaration or in the by-laws of Beacon Court Condominium. (Said by-laws, as the same may be amended from time to time, are hereinafter referred to as the "By-Laws.")

TOGETHER with an undivided 23.6452% percentage interest in the General Common Elements (as such term is defined in the Declaration);

TOGETHER with the appurtenances and all the estate and rights in and to the Unit;

TOGETHER with, and subject to, the rights, obligations, easements, restrictions and other provisions set forth in the Declaration and the By-Laws, all of which constitute covenants running with the Land and will bind any person having at any time any interest or estate in (any of) the Unit, as though recited and stipulated at length herein;

The premises within which the Unit is located is more particularly described as:

ALL that certain plot, piece or parcel of land, situate, lying and being in the borough of Manhattan, County, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of East 59th Street and the westerly side of Third Avenue;

RUNNING THENCE southerly, along the westerly side of Third Avenue, 200'-10" to the northerly side of East 58th Street;

THENCE westerly, along the northerly side of East 58th Street 420' to the easterly side of Lexington Avenue;

THENCE northerly along the easterly side of Lexington Avenue, 200'-10" to the southerly side of East 59th Street;

THENCE easterly, along the southerly side of East 59th Street, 420' to the point or place of BEGINNING.

TOGETHER with the benefits and SUBJECT to the burdens of the easements set forth in the deed made by Seven Thirty One Limited Partnership to 59th Street Corporation dated as of 8/1/2001 and recorded 8/8/2001 in Reel 3339 Page 1100.